WESTSPHERE ASSET CORPORATION
 # 212 - 214 11th Avenue SE
Calgary, Alberta T2G 0X8

Limited Offer

CONVERSION OF VENCASH CAPITAL COPORATION

CAPITAL STOCK TO WESTSPHERE ASSET

CORPORATION CAPITAL STOCK

(February 1, 1999)

Subject to the issuance of a Confidential Private Placement Offering Circular dated January 31, 1999, the, Directors of Westsphere Asset Corporation (Westsphere) have authorized a Limited Offer for the voluntary conversion of Common Stock of Vencash Capital Corporation (Vencash) hold by certain individuals, for shares of the Common Stock of Westsphere Asset Corporation.

Westsphere is offering to convert/trade the common stock held by the present shareholders of Vencash for shares of Westsphere, on the basis of thirty thousand (30,000) shares of Westsphere for one (1) share of Vencash.

This offer is made, SUBJECT TO the understanding and agreement that:

a) the shareholders holding promissory notes with Vencash will sell their Vencash promissory notes to Westsphere for the note face value plus earned interest, and

b) simultaneous to the purchase by Westsphere of the Vencash notes, the Vencash Shareholder will purchase by way of a share subscription pertaining to the aforementioned Offering Circular dated January 11, 1999, an equal amount to the value of the Vencash sale proceeds, shares of Westsphere at the offering price and conditions set out in the Offering Circular.

Westsphere Asset Corporation has recently issued a Private Placement Offering Circular of shares at $0.32 USD, in its course of becoming listed as a publicly traded company on the American (Over the Counter Bulletin Board), Stock Exchange .

There are NO GUARANTEES that Westsphere Asset Corporation will be successful in gaining its listing on the Over The Counter Bulletin Board and having publicly traded corporate status.

If the choice is made by the shareholder to convert his/her held Vencash common stock for Westsphere Stock;

i) the Vencash shares must be forwarded and received by Westsphere Asset Corporation, #212 - 214 11th Avenue SE Calgary, Alberta T2G OX8 via registered mail, courier, or bond delivery in company with the attached,

i,a) schedule "A" (Conversion information Sheet) and

i,b) schedule "B" (Westsphere Asset Corporation Subscription Agreement) reflecting share subscription for the total amount of the Vencash promissory notes face value. Westsphere Asset Corporation will calculate the interest due and add that value to the face value reflected by the promissory note.

no later than March 31,1999.

upon receipt of all documentation Westsphere Asset Corporation will arrange for the transfer/conversion in a expedient and timely manner and in compliance with regulatory consultation and approval.

This offer expires at 5:00 PM, March 31, 1999, Calgary, Alberta time.

If further information is required, please contact Doug Mac Donald at (780) 460-0252 or Bob Robins at (403) 271-1409.

/s/D.N. MacDonald, President
D.N. MacDonald, President
Westsphere Asset Corporation

SUBSCRIPTION AGREEMENT

To: Westsphere Asset Corporation

The person whose name and address appears below (the "Subscriber") subscribes for and offers to purchase as principal, the number of common shares without par value (the "Shares) in the capital of Westsphere Asset Corporation. (the " Company) at the price per common share as set out below.

The Subscriber represents to, acknowledges and agrees with the Company that:

1. The Subscriber acknowledges that the Company has recently been incorporated and has not previously carried on business of any kind.

2. The Subscriber is (circle one of the following):

(a) a director, officer or promoter of the Company;

(b) a current holder of common shares or securities of the Company;

(c) spouse, parent, brother, sister or child of_________________________(name), a director, officer or promoter of the Company.

(d) a close personal friend or business associate of_________(name), a director, officer or promoter of the Company, whose relationship, with that person is such that the Subscriber would not be considered to be a member of the public In respect of such person or the Company, and the Subscriber does not require the protection of receiving a prospectus before making an Investment in the Shares;

(e) a company all of the voting securities of which are owned by a person described In paragraphs (a), (b), (c) or (d) above.

3. The Subscriber is resident at the place set out in the address below, and the Subscriber is not a "'U.S. Person", which term is used In this Subscription, means an Individual resident in the United States of America, its territories and possessions, a corporation or other entity created In or organized under the law of the United States or any of its political subdivisions and an estate or trust, the income of which is subject to United States federal Income taxation.

4. The Subscriber is not and will not be purchasing the Shares for the account of any U.S. Person.

5. No person has made to the Subscriber any written or oral representations:

(a) that any person will resell or repurchase the Shares;

(b) that any person will refund the purchase price of the Shares;

(c) as to the future price or value of the Shares; or,

(d) that the Shares will be listed and posted for trading on a stock exchange or that application has been made to list and post the Shares for trading on a stock exchange.

6. This Subscription for the Shares is subject to acceptance by the Company, either in whole or In part, and if this Subscription is rejected either wholly or in part, the subscription monies paid by the Subscriber, or the appropriate portion thereof, will be returned to the Subscriber without interest.

7. Any subscription monies paid by the Subscriber for the Shares are being raised as "seed" or "risk" capital for the Company in a promotional and speculative stage for whose securities there is no market whatsoever.

8. Any subscription monies paid by the Subscriber for the Shares are not subject to any restrictions pertaining to the use thereof by the Company and may be used immediately in the Company's operations. Until such Shares are allotted and issued to the Subscriber the monies paid thereof shall be considered a non-interest bearing loan to the Company, which will be repayable on demand from and after the date which is six months from the date this Subscription was made. As such the Shares are not being allotted or Issued to the Subscriber immediately, and as such the Subscriber will not be entitled to the preemptive rights of shareholders.

9. The Shares may be required to be pooled, escrowed, or otherwise restricted, either pursuant to the discretion of the Board of Directors of the company, at the request of the Company's selling agent or underwriter in an Initial public offering, or pursuant to the Securities Act (Alberta) as amended from time to time and regulations and rules prescribed thereto, pursuant to the policies of the Alberta Securities Commission or other relevant regulatory authorities, pursuant to the policies of a stock exchange or trading system on which the Company seeks to list Its securities and/or any other securities regulatory bodies in any other jurisdiction. The Subscriber agrees to sign any such pooling agreement and abide by any such restrictions as may be so imposed.

10. The Subscriber has sought and obtained whatever Independent professional counsel and advice from lawyers, accountants and others as needed in connection with this Subscription.

Schedule "A"

Limited Offer - Conversion of Shares

NAME:

_______________________

ADDRESS:

____________________

____________________

Number of Vencash Shares Held      ___________________

Number of Westsphere Shares To Be
Issued @30,000 Westsphere Asset
Corporation Shares for 1 Vencash
Capital Corporation Share                     ___________________

Number of Vencash Promissory Notes Held:        ___________________

Total Face Value of Promissory Notes Held:        ___________________

Interest Due on Face Value of Promissory Notes:        ___________________

I AGREE TO THE ABOVE LISTED TERMS AND VOLUNTARILY OFFER MY VENCASH CAPITAL CORPORATION COMMON STOCK TO WESTSPHERE ASSET CORPORATION FOR CONVERSION TO WESTSPHERE ASSET CORPORATION COMMON STOCK.

I HAVE READ AND UNDERSTAND FULLY THE TERMS AND CONDITIONS OF THE CONFIDENTIAL WESTSPHERE ASSET CORPORATION PRIVATE PLACEMENT OFFERING CIRCULAR DATED JANUARY 31, 1999, OUTLINING AND DOCUMENTING THE RISKS ASSOCIATED TO SUBSCRIPTION TO WESTSPHERE ASSET CORPORATION COMMON STOCK.

DATE:_______________________________ SIGNED:___________________________

WITNESSED:_______________________

Director: Westsphere asset Corporation

11. This Subscription has been given for valuable consideration and is irrevocable, except with the written consent of the Company,

Details of Subscription:

_______________________________________________
(Signature of Subscriber)

Name and Address of Subscriber:

_______________________________________________
(Name)
_______________________________________________
(Street Address)
_______________________________________________
(City, Province, Postal Code)
_______________________________________________
(Telephone Number)

Number of Shares:
_______________________________________________

Price Per Share:
_______________________________________________

Total Price:
_______________________________________________

Date:
_______________________________________________

SIGNED, SELAED AND DELIVERED BY THE SUBSCRIBER
in the presence of:
______________________________________________
(Signature of Witness)
______________________________________________
(Name of Witness)
______________________________________________
(Address of Witness)
______________________________________________
______________________________________________

ACCEPTANCE:
Subscription accepted on ______________________, 1999.

________________________________________________
Westsphere Asset Corporation

By:__________________________________________
(Authorized Signatory)